Exhibit 99.1

PMC-Sierra Reports Third Quarter 2010 Results

Net Revenues of $162.3 Million in Q3'10 and Non-GAAP Net Income of $0.18/Share

SANTA CLARA, Calif.--(BUSINESS WIRE)--October 21, 2010--PMC-Sierra, Inc. (NASDAQ:PMCS), the premier Internet infrastructure semiconductor solution provider, today reported results for the third quarter ended September 26, 2010.

Net revenues in the third quarter of 2010 were $162.3 million, an increase of 24 percent compared to $130.9 million in the third quarter of 2009. The Company reported net revenues of $160.7 million in the second quarter of 2010.

Net income in the third quarter of 2010 on a GAAP basis was $15.2 million (GAAP diluted earnings per share of $0.06), compared with net income of $27.8 million (GAAP diluted earnings per share of $0.12) in the third quarter of 2009 and net income of $30.1 million (GAAP diluted earnings per share of $0.13) in the second quarter of 2010.

Non-GAAP net income in the third quarter of 2010 was $42.9 million (non-GAAP diluted earnings per share of $0.18), an increase of 24 percent compared to $34.5 million (non-GAAP diluted earnings per share of $0.15) reported in the third quarter of 2009. The Company reported non-GAAP net income of $47.6 million (non-GAAP diluted earnings per share of $0.20) in the second quarter of 2010.

“In the third quarter of 2010, we benefited from growth in our microprocessor and storage businesses, which includes a full quarter of business following the purchase of the Adaptec storage channel assets in June earlier this year,” said Greg Lang, president and chief executive officer of PMC-Sierra. “We did, however, experience sequentially lower activity in our WAN Infrastructure business as some customers worked down their inventory levels.”

Net income on a non-GAAP basis in the third quarter of 2010 excludes the following items: (i) $5.3 million stock-based compensation expense; (ii) $0.8 million costs related to the acquisition of the channel storage business from Adaptec, Inc.; (iii) $5.9 million amortization of purchased intangible assets; (iv) $4.9 million asset impairment; (v) $0.4 million of other items; (vi) $0.8 million of non-cash interest expense for the accretion of debt discount related to the senior convertible notes; and (vii) $9.6 million income tax provision of which $8.0 million relates to the benefit of stock option-related loss carry-forwards recognized in equity and other adjustments.

For a full reconciliation of GAAP net income to non-GAAP net income, please refer to the schedule included with this release. The Company believes the additional non-GAAP measures are useful to investors for the purpose of financial analysis. Management uses the non-GAAP measures internally to evaluate its in-period operating performance before gains, losses and other charges that are considered by management to be outside of the Company’s core operating results. In addition, the measures are used to plan for the Company’s future periods. However, non-GAAP measures are neither stated in accordance with, nor are they a substitute for, GAAP measures.

In the third quarter of 2010, the Company announced:

  A collaboration with Incognito Software to provide FTTx Solutions for cable operators that provide end-to-end management capabilities and enable FTTx deployments. The combination of PMC-Sierra’s high-speed standard-compliant EPON and 10G EPON solutions and Incognito Software’s Broadband Command Center, an industry-leading device provisioning solution, will help enable EPON deployments at a lower cost, using existing provisioning standards. The companies demonstrated this solution at the CableLabs Summer Conference in Keystone, Colorado.
  An end-to-end FTTx and HomePNA demonstration with Sigma Designs at P&T/ExpoComm China. At the event, the demonstration showcased PMC-Sierra’s robust, end-to-end EPON solution based on 1G or 10G EPON technology with Sigma’s CG3210M Fast EoC™ chipset. This solution offers high-quality video distribution, easy provisioning, QoS, and high reliability for multi-dwelling units (MDUs) in the China Cable TV environment.
  The successful interoperability of Ixia’s timing over packet (ToP) test solution and PMC-Sierra’s Carrier Ethernet/OTN framer. Ixia’s ToP test solution is an industry-first test for evaluating the functionality, conformance and performance of IEEE 1588v2 and Synchronous Ethernet implementations on telecommunication network components and equipment. With both of these protocols implemented within the META 20G Carrier Ethernet/OTN Physical Layer Device it provides the industry’s first truly universal solution for 10 Gb/s interfaces.

Third Quarter 2010 Conference Call

Management will review the results for the third quarter of 2010 and provide an outlook for the fourth quarter of 2010 during a conference call at 2:30 p.m. Pacific Time/5:30 p.m. Eastern Time on October 21, 2010. The conference call webcast will be accessible under the Financial Events and Calendar section at http://investor.pmc-sierra.com/. To listen to the conference call live by telephone, dial 416-642-5212 approximately ten minutes before the start time. A telephone playback will be available after the completion of the call and can be accessed at 647-436-0148 using the access code 8494411. A replay of the webcast will be available for five business days.

Fourth Quarter 2010 Conference Call

PMC-Sierra is planning to release its results for the fourth quarter of 2010 during the last week of January 2011. A conference call will be held that day to review the quarter and provide an outlook for the first quarter of 2011.

Safe Harbor Statement

The Company’s SEC filings describe the risks associated with the Company’s business, including PMC-Sierra’s limited revenue visibility due to variable customer demands, market segment growth or decline, orders with short delivery lead times, customer concentration, and other items such as foreign exchange rates. The Company does not undertake any obligation to update the forward-looking statements.

About PMC-Sierra

PMC-Sierra®, the premier Internet infrastructure semiconductor solution provider, offers its customers technical and sales support worldwide through a network of offices in North America, Europe, Israel and Asia. PMC-Sierra provides semiconductor solutions for Enterprise and Channel Storage, Wide Area Network Infrastructure, Fiber To The Home, and Laser Printer/Enterprise market segments. The Company is publicly traded on the NASDAQ Stock Market under the PMCS symbol. For more information, visit www.pmc-sierra.com.

© Copyright PMC-Sierra, Inc. 2010. All rights reserved. PMC and PMC-SIERRA are registered trademarks of PMC-Sierra, Inc. in the United States and other countries. Other product and company names mentioned herein may be trademarks of their respective owners.

PMC-Sierra, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except for per share amounts)
(unaudited)

	Three Months Ended			Nine Months Ended
	September 26,	June 27,	September 27,	September 26,	September 27,
	2010	2010	2009	2010	2009

Net revenues	$162,335	$160,669	$130,876	$475,830	$356,642
Cost of revenues	53,813	50,064	44,432	152,882	120,648
Gross profit	108,522	110,605	86,444	322,948	235,994

Other costs and expenses:
Research and development	50,180	43,646	35,823	135,893	110,834
Selling, general and administrative	25,567	25,196	19,743	73,148	63,854
Amortization of purchased intangible assets	5,884	6,816	9,836	22,536	29,508
Restructuring costs and other charges	66	-	175	322	813
Income from operations	26,825	34,947	20,867	91,049	30,985

Other (expense) income:
Gain (loss) on sale of investment securities	220	(429)	-	(79)	-
Amortization of debt issue costs	(50)	(50)	(50)	(150)	(150)
Loss on subleased facilities	-	-	-	-	(538)
Foreign exchange (loss) gain	(707)	74	(1,094)	(1,622)	109
Interest income (expense), net	68	(25)	(487)	(78)	(2,139)
Income before (provision for) recovery of income taxes	26,356	34,517	19,236	89,120	28,267
(Provision for) recovery of income taxes	(11,201)	(4,411)	8,583	(16,872)	3,484
Net income	$15,155	$30,106	$27,819	$72,248	$31,751

Net income per common share - basic	$0.07	$0.13	$0.12	$0.31	$0.14
Net income per common share - diluted	$0.06	$0.13	$0.12	$0.31	$0.14

Shares used in per share calculation - basic	231,966	230,997	227,123	230,922	225,276
Shares used in per share calculation - diluted	234,292	234,925	231,863	234,290	228,172

As a supplement to the Company's condensed consolidated financial statements presented in accordance with generally accepted accounting principles ("GAAP"), the Company provides additional non-GAAP measures for cost of revenues, gross profit, gross profit percentage, research and development expense, selling, general and administrative expense, amortization of purchased intangible assets, restructuring costs and other charges, other (expense) income,  provision for (recovery of) income taxes, operating expenses, operating income, operating margin percentage, net income, and basic and diluted net income per share.

A non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.  The Company believes that the additional non-GAAP measures are useful to investors for the purpose of financial analysis.  Management uses these measures internally to evaluate the Company's in-period operating performance before gains, losses and other charges that are considered by management to be outside of the Company's core operating results.  In addition, the measures are used for planning and forecasting of the Company's future periods.  However, non-GAAP measures are not in accordance with, nor are they a substitute for, GAAP measures.  Other companies may use different non-GAAP measures and presentation of results.

PMC-Sierra, Inc.
Adjustments to GAAP Cost of Revenues, Gross Profit, Gross Profit Percentage, Research and Development Expense, Selling, General and Administrative Expense, Amortization of Purchased Intangible Assets, Restructuring Costs and Other Charges, Other (Expense) Income, Provision for (Recovery of) Income Taxes, Operating Expenses, Operating Income, Operating Margin Percentage, Net Income, and Basic and Diluted Net Income Per Share
(in thousands, except for per share amounts)
(unaudited)

	Three Months Ended			Nine Months Ended
	September 26,	June 27,	September 27,	September 26,	September 27,
	2010 (1)	2010 (2)	2009 (3)	2010 (4)	2009 (5)

GAAP cost of revenues	$53,813	$50,064	$44,432	$152,882	$120,648
Stock-based compensation	(162)	(229)	(149)	(609)	(580)
Acquisition related costs	(72)	(73)	-	(145)	-
Non-GAAP cost of revenues	$53,579	$49,762	$44,283	$152,128	$120,068

GAAP gross profit	$108,522	$110,605	$86,444	$322,948	$235,994
Stock-based compensation	162	229	149	609	580
Acquisition related costs	72	73	-	145	-
Non-GAAP gross profit	$108,756	$110,907	$86,593	$323,702	$236,574

Non-GAAP gross profit %	67%	69%	66%	68%	66%

GAAP research and development expense	$50,180	$43,646	$35,823	$135,893	$110,834
Stock-based compensation	(2,283)	(2,181)	(2,173)	(6,628)	(6,566)
Termination costs	-	-	129	-	(1,039)
Asset impairment	(4,882)	-	-	(4,882)	-
Non-GAAP research and development expense	$43,015	$41,465	$33,779	$124,383	$103,229

GAAP selling, general and administrative expense	$25,567	$25,196	$19,743	$73,148	$63,854
Stock-based compensation	(2,856)	(3,253)	(2,798)	(9,078)	(9,066)
Acquisition related costs	(773)	(1,453)	-	(2,226)	-
Termination costs	-	-	147	-	(624)
Non-GAAP selling, general and administrative expense	$21,938	$20,490	$17,092	$61,844	$54,164

GAAP amortization of purchased intangible assets	$5,884	$6,816	$9,836	$22,536	$29,508
Amortization of purchased intangible assets	(5,884)	(6,816)	(9,836)	(22,536)	(29,508)
Non-GAAP amortization of purchased intangible assets	$-	$-	$-	$-	$-

GAAP restructuring costs and other charges	$66	$-	$175	$322	$813
Restructuring costs and other charges	(66)	-	(175)	(322)	(813)
Non-GAAP restructuring costs and other charges	$-	$-	$-	$-	$-

GAAP other expense	$(469)	$(430)	$(1,631)	$(1,929)	$(2,718)
Loss on subleased facilities	-	-	-	-	538
Foreign exchange loss on foreign tax liabilities	281	16	978	1,259	291
Accretion of debt discount related to senior convertible notes	820	804	757	2,412	2,227
Non-GAAP other income	$632	$390	$104	$1,742	$338

GAAP provision for (recovery of) income taxes	$11,201	$4,411	$(8,583)	$16,872	$(3,484)
(Provision for) recovery of income taxes	(9,636)	(2,702)	9,884	(11,645)	6,404
Non-GAAP provision for income taxes	$1,565	$1,709	$1,301	$5,227	$2,920

	Three Months Ended			Nine Months Ended
	September 26,	June 27,	September 27,	September 26,	September 27,
	2010 (1)	2010 (2)	2009 (3)	2010 (4)	2009 (5)

GAAP operating expenses	$81,697	$75,658	$65,577	$231,899	$205,009
Stock-based compensation	(5,139)	(5,434)	(4,971)	(15,706)	(15,632)
Acquisition related costs	(773)	(1,453)	-	(2,226)	-
Termination costs	-	-	276	-	(1,663)
Amortization of purchased intangible assets	(5,884)	(6,816)	(9,836)	(22,536)	(29,508)
Restructuring costs and other charges	(66)	-	(175)	(322)	(813)
Asset impairment	(4,882)	-	-	(4,882)	-
Non-GAAP operating expenses	$64,953	$61,955	$50,871	$186,227	$157,393

GAAP operating income	$26,825	$34,947	$20,867	$91,049	$30,985
Stock-based compensation	5,301	5,663	5,120	16,315	16,212
Acquisition related costs	845	1,526	-	2,371	-
Termination costs	-	-	(276)	-	1,663
Amortization of purchased intangible assets	5,884	6,816	9,836	22,536	29,508
Restructuring costs and other charges	66	-	175	322	813
Asset impairment	4,882	-	-	4,882	-
Non-GAAP operating income	$43,803	$48,952	$35,722	$137,475	$79,181

Non-GAAP operating margin %	27%	30%	27%	29%	22%

GAAP net income	$15,155	$30,106	$27,819	$72,248	$31,751
Stock-based compensation	5,301	5,663	5,120	16,315	16,212
Acquisition related costs	845	1,526	-	2,371	-
Termination costs	-	-	(276)	-	1,663
Amortization of purchased intangible assets	5,884	6,816	9,836	22,536	29,508
Restructuring costs and other charges	66	-	175	322	813
Asset impairment	4,882	-	-	4,882	-
Loss on subleased facilities	-	-	-	-	538
Foreign exchange loss on foreign tax liabilities	281	16	978	1,259	291
Accretion of debt discount related to senior convertible notes	820	804	757	2,412	2,227
Provision for (recovery of) income taxes	9,636	2,702	(9,884)	11,645	(6,404)
Non-GAAP net income	$42,870	$47,633	$34,525	$133,990	$76,599

Non-GAAP net income per share - basic	$0.18	$0.21	$0.15	$0.58	$0.34
Non-GAAP net income per share - diluted	$0.18	$0.20	$0.15	$0.57	$0.34

Shares used to calculate non-GAAP net income per share - basic	231,966	230,997	227,123	230,922	225,276
Shares used to calculate non-GAAP net income per share - diluted	234,292	234,925	231,863	234,290	228,172

(1) $5.3 million stock-based compensation expense; $0.8 million costs related to the acquisition of the channel storage business from Adaptec, Inc.; $5.9 million amortization of purchased intangible assets; $0.1 million restructuring costs; $4.9 million asset impairment; $0.3 million foreign exchange loss on foreign tax liabilities; $0.8 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; and $9.6 million income tax provision which includes $8.0 million income tax provision relating to the benefit of stock option related loss carry-forwards recognized in equity, $2.6 million tax adjustments relating to prior periods, $0.7 million tax effect on inter-company transactions, $0.6 million net deferred tax recovery relating to foreign exchange translation of a foreign subsidiary, $0.5 million arrears interest relating to unrecognized tax benefits, and $0.2 million income tax recovery related to adjustments above.

(2) $5.7 million stock-based compensation expense; $1.5 million costs related to the acquisition of the channel storage business from Adaptec, Inc.; $6.8 million amortization of purchased intangible assets; $0.8 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; and $2.7 million income tax provision which includes $2.1 million tax effect on inter-company transactions, $0.5 million arrears interest relating to unrecognized tax benefits, $0.3 million net deferred tax expense relating to foreign exchange translation of a foreign subsidiary, and $0.2 million income tax recovery related to adjustments above.

(3) $5.1 million stock-based compensation expense; $0.3 million recovery of previously accrued termination costs; $9.8 million amortization of purchased intangible assets; $0.2 million restructuring costs; $1.0 million foreign exchange loss on foreign tax liabilities; $0.8 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; and $9.9 million income tax recovery which includes $9.4 million net deferred tax recovery relating to foreign exchange translation of a foreign subsidiary, $0.3 million arrears interest relating to unrecognized tax benefits, $1.0 million tax effect on inter-company transactions, $0.8 million tax adjustments based on completed filings and assessments received from tax authorities, and $1.0 million income tax recovery related to the adjustments above.

(4) $16.3 million stock-based compensation expense; $2.4 million costs related to the acquisition of the channel storage business from Adaptec, Inc.; $22.5 million amortization of purchased intangible assets; $0.3 million restructuring costs; $4.9 million asset impairment; $1.3 million foreign exchange loss on foreign tax liabilities; $2.4 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; and $11.6 million income tax provision which includes $8.0 million income tax provision relating to the benefit of stock option related loss carry-forwards recognized in equity, $2.9 million tax effect on inter-company transactions, $2.6 million tax adjustments relating to prior periods, $2.5 million net deferred tax recovery relating to foreign exchange translation of a foreign subsidiary, $1.5 million arrears interest relating to unrecognized tax benefits, and $0.9 million income tax recovery related to the adjustments above.

(5) $16.2 million stock-based compensation expense; $1.7 million of termination costs; $29.5 million amortization of purchased intangible assets; $0.8 million restructuring costs; $0.5 million loss on subleased facilities; $0.3 million foreign exchange loss on foreign tax liabilities; $2.2 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; and $6.4 million income tax recovery which includes $8.4 million net deferred tax recovery relating to foreign exchange translation of a foreign subsidiary, $1.0 million arrears interest relating to unrecognized tax benefits, $3.1 million tax effect on inter-company transactions, $0.1 million tax adjustments based on completed filings and assessments received from tax authorities and $2.0 million income tax recovery related to the adjustments above.

PMC-Sierra, Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	September 26,	December 27,
	2010	2009
ASSETS:
Current assets:
Cash and cash equivalents	$131,075	$192,841
Short-term investments	114,329	67,928
Accounts receivable, net	76,765	50,745
Inventories, net	36,122	31,531
Prepaid expenses and other current assets	17,729	14,476
Income tax receivable	3,924	-
Deferred tax assets	9,605	3,052
Total current assets	389,549	360,573

Property and equipment, net	15,529	13,909
Investment securities	310,381	192,636
Goodwill	398,798	396,144
Intangible assets, net	104,201	110,458
Deferred tax assets	251	250
Prepaid expenses	24,497	26,187
Investments and other assets	12,738	10,175
Deposits for wafer fabrication capacity	5,145	5,145
	$1,261,089	$1,115,477

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
Accounts payable	$29,530	$22,266
Accrued liabilities	61,714	52,996
Liability for unrecognized tax benefit	38,168	31,330
Income taxes payable	383	7,261
Deferred income taxes	232	681
Accrued restructuring costs	2,263	3,994
Deferred income	22,218	12,498
Total current liabilities	154,508	131,026

2.25% senior convertible notes due October 15, 2025, net	60,768	58,356
Long-term obligations	7,865	6,211
Deferred income taxes	27,102	22,695
Liability for unrecognized tax benefit	15,647	14,663

PMC special shares convertible into 1,447 (2009 - 1,570) shares of common stock
	1,826	2,003

Stockholders' equity
Common stock and additional paid in capital	1,560,551	1,521,723
Accumulated other comprehensive income	2,938	1,164
Accumulated deficit	(570,116)	(642,364)
Total stockholders' equity	993,373	880,523
	$1,261,089	$1,115,477

PMC-Sierra, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Nine Months Ended
	September 26,	September 27,
	2010	2009
Cash flows from operating activities:
Net income	$72,248	$31,751
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	35,645	42,437
Stock-based compensation	16,315	16,212
Unrealized foreign exchange loss, net	1,436	97
Net amortization (accretion) of investment premiums/discounts	4,511	(419)
Accrued interest on investment securities	(701)	-
Loss on disposal of investment securities	78	-
Asset impairment	4,882	-
Loss on subleased facilities	-	538

Changes in operating assets and liabilities:
Accounts receivable	(17,739)	(8,070)
Inventories	912	7,995
Prepaid expenses and other current assets	2,896	2,475
Accounts payable and accrued liabilities	5,648	4,562
Deferred income taxes and income taxes payable	(68)	(6,624)
Accrued restructuring costs	(1,739)	(1,445)
Deferred income	9,720	758
Net cash provided by operating activities	134,044	90,267

Cash flows from investing activities:
Acquisition of business	(34,250)	-
Purchases of property and equipment	(6,847)	(4,570)
Purchases of intangible assets	(4,287)	(1,398)
Redemption of short-term investments	4,574	170,802
Disposals of investment securities	133,000	11,142
Purchases of investment securities	(303,192)	(209,311)
Net cash used in investing activities	(211,002)	(33,335)

Cash flows from financing activities:
Proceeds from issuance of common stock	15,133	24,311
Net cash provided by financing activities	15,133	24,311

Effect of exchange rate changes on cash and cash equivalents	59	1,962
Net (decrease) increase in cash and cash equivalents	(61,766)	83,205
Cash and cash equivalents, beginning of period	192,841	97,839
Cash and cash equivalents, end of period	$131,075	$181,044

CONTACT:
PMC-Sierra, Inc.
Mike Zellner, 1-408-988-1204
Vice President & CFO
or
David Climie, 1-408-988-8276
VP Marketing Communications
or
Susan Shaw, 1-408-988-8515
Sr. Manager, Communications